                                                                    Exhibit 99.1

                               SUBJECT TO REVISION
                         TERM SHEET, DATED JUNE 3, 2003
                                 $1,224,400,000

                   NISSAN AUTO RECEIVABLES 2003-B OWNER TRUST

                     NISSAN AUTO RECEIVABLES CORPORATION II,

                                     Seller

                      NISSAN MOTOR ACCEPTANCE CORPORATION,

                                    Servicer

           The trust will issue the following notes:

                                  Initial Principal        Accrual           First Distribution             Final Scheduled
                                       Amount             Method(1)                Date                    Distribution Date
                                       ------             ---------                ----                    -----------------
Class A-1 Notes...........          $333,000,000         Actual/360            July 15, 2003                   June 15, 2004

Class A-2 Notes...........          $222,000,000           30/360              July 15, 2003               November 15, 2005

Class A-3 Notes...........          $450,000,000           30/360              July 15, 2003                 August 15, 2007

Class A-4 Notes...........          $219,400,000           30/360              July 15, 2003                  March 16, 2009

(1) Interest will accrue on the Class A-1 Notes from Distribution Date to Distribution Date, and on the other notes from the 15th day of each month to the 15th day of the succeeding month, except that for the first Distribution Date, interest for all Notes will accrue from the Closing Date.

         The notes are asset backed securities issued by the trust. The notes are not obligations of Nissan Motor Acceptance Corporation, Nissan Auto Receivables Corporation II, Nissan North America, Inc. or any of their respective affiliates. Neither the notes nor the receivables are insured or guaranteed by any governmental agency.

         This term sheet contains structural and collateral information about the notes, but does not contain complete information about the offering of the notes. The information contained in this term sheet is preliminary, limited in nature, and may be changed. A registration statement relating to Nissan Auto Receivables Corporation II and trusts like the trust has been filed with the SEC and has been declared effective. A prospectus supplement relating to the trust will be filed after the notes have been priced and all of the terms and information are finalized. The information contained in this term sheet will be superseded in its entirety by information contained in the final prospectus supplement and prospectus relating to the offering of the notes. Any investment decision should be based upon the information in the final prospectus supplement and the prospectus. Sales of notes may not be completed unless the purchaser has received both the prospectus supplement and the prospectus. If any statements in this term sheet conflict with statements in the prospectus supplement or the prospectus, the statements in the prospectus supplement and the prospectus will control. This term sheet is not an offer to sell or the solicitation of an offer to buy the notes. If the offer, solicitation or sale of the notes in any jurisdiction would be unlawful before the notes are registered or qualified under the securities laws of that jurisdiction, then this term sheet cannot be used to offer or sell the notes in that jurisdiction.

         NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE NOTES OR DETERMINED THAT THIS TERM SHEET IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

MERRILL LYNCH & CO.
       ABN AMRO INCORPORATED
                CITIGROUP
                    JPMORGAN
                         MORGAN STANLEY
                                SG COWEN
                                   THE WILLIAMS CAPITAL GROUP, L.P.

                                SUMMARY OF TERMS

         The following information highlights selected information that will be contained in and described in greater detail in the final prospectus supplement and prospectus and provides a general overview of the terms of the notes. The information contained in this term sheet is preliminary, limited in nature, and may be changed. The information contained in this term sheet will be superseded in its entirety by information contained in the final prospectus supplement and prospectus relating to the offering of the notes. To understand all of the terms of the offering of the notes, you should read carefully the prospectus supplement and the prospectus. Both documents contain information you should consider when making your investment decision.





ISSUER

      Nissan Auto Receivables 2003-B Owner Trust.


SELLER

      Nissan Auto Receivables Corporation II.


SERVICER

      Nissan Motor Acceptance Corporation.


INDENTURE TRUSTEE

      Wells Fargo Bank Minnesota, National Association.


OWNER TRUSTEE

      Wilmington Trust Company.

CLOSING DATE

      On or about June 17, 2003.

CUT-OFF DATE

      May 31, 2003.

THE NOTES

      Class A-1 __% Asset Backed Notes in the aggregate initial principal amount of $333,000,000.

      Class A-2 __% Asset Backed Notes in the aggregate initial principal amount of $222,000,000.

      Class A-3 __% Asset Backed Notes in the aggregate initial principal amount of $450,000,000.

      Class A-4 __% Asset Backed Notes in the aggregate initial principal amount of $219,400,000.

THE CERTIFICATES

The trust will also issue asset backed certificates in the aggregate principal amount of $67,834,072.29 evidencing fractional undivided interests in the trust. The certificates will not bear interest. The trust will not make any distributions on the certificates until all interest and principal of the Class A-1 Notes has been paid in full. The certificates are not offered by this term sheet, the prospectus supplement or the prospectus.

THE RECEIVABLES

On the closing date the trust will transfer the notes and the certificates in exchange for a pool of new, near-new or used automobile and light-duty truck retail installment sales contracts originated by Nissan or Infiniti dealers having an aggregate principal balance of $1,292,234,072.29 as of the cut-off date. These contracts are referred to as the "receivables." The receivables were sold by the dealers to Nissan Motor Acceptance Corporation and will be resold by Nissan Motor Acceptance Corporation to Nissan Auto Receivables Corporation II, who will transfer them to the trust in exchange for the notes and the certificates. Additional information about the receivables follows this summary section.

TERMS OF THE NOTES

A. Distribution Dates

The fifteenth day of each month or, if the fifteenth day of the month is not a business day, the next business day, commencing July 15, 2003.

B. Collection Periods

The calendar month preceding the related distribution date.

C. Interest Rates

The notes will have fixed interest rates.

D. Interest Accrual

The Class A-1 Notes will accrue interest on an actual/360 basis from (and including) a distribution date to (but excluding) the next distribution date, except that the first interest accrual period will be from (and including) the closing date to (but excluding) July 15, 2003.

All other notes will accrue interest on a 30/360 basis from (and including) the 15th day of each calendar month to (but excluding) the 15th day of the succeeding calendar month except that the first interest accrual period will be from (and including) the closing date to (but excluding) July 15, 2003.

E. Payment Priorities

On each distribution date, the trust will make payments from collections on the receivables during the related collection period, amounts withdrawn from the yield supplement account, and if necessary, amounts withdrawn from the reserve account. Advances made by the servicer will be included in collections, and reimbursements of servicer advances will be deducted from collections before any payments are made. The trust will make payments and allocations in the following order of priority:

      1. Servicing Fee - to the servicer, the servicing fee payable to the servicer equal to 1/12 of 1.00% of the aggregate principal balance of the receivables on the first day of the related collection period;

      2. Interest - to pay accrued and unpaid interest on the Class A-1, Class A-2, Class A-3 and Class A-4 Notes (on a pro rata basis);

      3.Allocation of Principal on the Notes - (i) to the Class A-1 Notes until the principal amount thereof is reduced to zero, an amount equal to (a) the excess, if any, of (x) the principal balance of the receivables as of the beginning of the related collection period (or, in the case of the first collection period, as of the cut-off date) over (y) the principal balance of the receivables as of the end of the related collection period (excluding certain non-collectible or defaulted receivables and receivables purchased by the servicer or repurchased by the seller due to certain breaches), and (b) any amounts due pursuant to this clause 3(i) on any prior payment date but not previously paid because sufficient funds were not available to make such payment; and

      (ii) after the principal amount of the Class A-1 Notes is reduced to zero, to the Class A-2 Notes until the principal amount of the Class A-2 Notes is reduced to zero, then to the Class A-3 Notes until the principal amount of the Class A-3 Notes is reduced to zero, and then to the Class A-4 Notes until the principal amount of the Class A-4 Notes is reduced to zero, an amount sufficient to reduce the aggregate outstanding principal amount of Class A Notes to an amount equal to the product of the noteholders' percentage and the outstanding principal balance of the receivables as of the end of the related collection period (excluding certain receivables as described in clause 3(i) above). The "noteholders' percentage" for any payment date is the percentage equivalent of a fraction, the numerator of which is the aggregate of the principal balances of the Class A-2, Class A-3 and Class A-4 Notes as of the closing date, and the denominator of which is the aggregate of such principal balances plus the principal amount of the certificates as of the closing date;

      4. Reserve Account - to the reserve account, an amount equal to the amount required to maintain the reserve account at the required amount;

      5.Principal Amount of Certificate Balance - on any payment date on and after the payment date on which the principal amount of the Class A-1 Notes has been reduced to zero (but not on any payment date that occurs during the period following an event of default under the indenture that results in the acceleration of the notes unless and until such acceleration has been rescinded), an amount sufficient to reduce the outstanding principal amount of the certificates to an amount equal to the product of the certificates percentage and the outstanding principal balance of the receivables as of the end of the related collection period (excluding certain receivables as described in clause 3(i) above) (for such purposes, the "certificates percentage" for any payment date is 100% minus the noteholders' percentage for such payment date); and

      6. Excess Amounts - any remaining amounts to Nissan Auto Receivables Corporation II.

      Notwithstanding the foregoing, on the final distribution date with respect to the Class A-1 Notes, the trust will make payments of interest and principal on the outstanding amount of the Class A-1 Notes.

      Notwithstanding the foregoing, on each distribution date after the occurrence of an event of default and an acceleration of the notes, unless and until such acceleration has been rescinded, available amounts (after the servicing fee has been paid and certain advances have been reimbursed) will be applied to pay interest and principal (1) first to the Class A-1 Notes, until the outstanding principal balance of and accrued interest on the Class A-1 Notes have been paid in full, and (2) then to the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes on a pro rata basis (x) with respect to interest, based on the respective aggregate amounts of interest due to those classes of notes and (y) with respect to principal, based on the respective outstanding principal balances of those classes of notes, until the outstanding principal balances of those classes of notes have been paid in full.

F. Reserve Account

      On the closing date, the seller will make a deposit of $6,461,170.36 (approximately 0.50% of the outstanding principal balance of the receivables as of the cut-off date) into the reserve account for the trust. Thereafter, on any distribution date while the notes are outstanding, the reserve fund will generally be required to have a balance equal to $6,461,170.36. If, however, charge-offs or delinquencies exceed specified levels, the required amount in the reserve account will be the greater of (i) $6,461,170.36 and (ii) 5% of the outstanding principal balance of the notes and certificates as of the preceding distribution date (after giving effect to payments of principal made on such date).

      On each distribution date, if collections on the receivables and advances by the servicer are insufficient to pay the first three items listed under "Payment Priorities" above, the indenture trustee will withdraw funds (if available) from the reserve account to pay those amounts.

      If the principal balance of a class of notes is not paid in full on the related final scheduled distribution date, the indenture trustee will withdraw amounts from the reserve account (if available) to pay that class in full.

      On each distribution date, the trust will deposit the amount, if any, necessary to cause the balance of funds on deposit in the reserve account to equal the required balance to the extent set forth above under "Payment Priorities."

G. Yield Supplement Account

      On the closing date, the seller will make a capital contribution by depositing cash into the yield supplement account for the trust in an amount anticipated to be necessary to make the withdrawals described in the next paragraph.

      On each distribution date, the trust will use funds in the yield supplement account to cover, for each receivable, the excess, if any, of
      (x) one month's interest that would accrue on the principal balance of that receivable at the rate equal to the sum of (1) the interest rate on the Class A-4 Notes, (2) the servicing fee rate and (3) ___% over (y) one month's interest on that receivable at the interest rate on that receivable.

H. Final Scheduled Distribution Dates

      The trust is required to pay the outstanding principal amount of each class of notes in full on or before the related final scheduled distribution date specified on the cover of this term sheet.

I. Optional Redemption; Clean-up Call

      The notes will be paid in full on any distribution date on which the servicer exercises its option to purchase the receivables. The servicer may purchase the receivables on any distribution date when the outstanding principal balance of the receivables has declined to 5% or less of the principal balance of the receivables as of the cut-off date.

MINIMUM DENOMINATIONS

The notes will be issued only in denominations of $1,000 or more.

REGISTRATION OF THE SECURITIES

Interests in the notes will be held through The Depository Trust Company in the United States, or

Clearstream Banking societe anonyme or the Euroclear System in Europe. This is referred to as book-entry registration. You will not receive a definitive note except under limited circumstances.

We expect the notes to be delivered through The Depository Trust Company, Clearstream Banking societe anonyme and Euroclear Systems on or about June 17, 2003.

TAX STATUS

Subject to the important considerations described in the prospectus supplement and the prospectus, O'Melveny & Myers LLP, special tax counsel to the trust, will deliver its opinion that the notes will be characterized as debt, and the trust will not be characterized as an association or a publicly traded partnership taxable as a corporation for federal income and California income and franchise tax purposes.

If you purchase a note, you will agree to treat the note as a debt instrument.

ERISA CONSIDERATIONS

Subject to the important considerations described in the prospectus supplement and the prospectus, the notes generally are eligible for purchase by employee benefit plans.

If you are a benefit plan fiduciary considering the purchase of notes, you should consult with your counsel in determining whether all required conditions have been satisfied.

ELIGIBILITY FOR PURCHASE BY MONEY MARKET FUNDS

The Class A-1 Notes are structured to be eligible for purchase by money market funds under Rule 2a-7 under the Investment Company Act of 1940, as amended. A money market fund should consult its legal advisers regarding the eligibility of such notes under Rule 2a-7 and whether an investment in such notes satisfies such fund's investment policies and objectives.

RATINGS

It is a condition to the issuance of the securities that: (i) the Class A-1 Notes be rated "A-1+" by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. and "P-1" by Moody's Investors Service, and (ii) the Class A-2, Class A-3 and Class A-4 Notes be rated "AAA" by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. and "Aaa" by Moody's Investors Service.

                              THE RECEIVABLES POOL

      The receivables are required to meet certain selection criteria as of the cut-off date. Pursuant to such criteria, each receivable: (i) was, at the time of origination, secured by a new, near-new or used automobile or light-duty truck; (ii) was originated in the United States; (iii) provides for scheduled monthly payments that fully amortize the amount financed by such receivable over its original term (except for minimally different payments in the first or last month in the life of the receivable); (iv) had an original number of payments to maturity of not more than 63 and, as of the cut-off date, had a remaining number of payments to maturity of not less than 3 and not more than 59; (v) provides for the payment of a finance charge at an annual percentage rate ranging from 0.00% to 18.90%; (vi) does not have a payment that is more than 29 days past due as of the cut-off date; (vii) is being serviced by Nissan Motor Acceptance Corporation; (viii) according to the records of the servicer, is not due from any obligor who was the subject of a bankruptcy proceeding as of the cut-off date; (ix) does not relate to a vehicle as to which forced-placed insurance premiums have been added to the amount financed as of the cut-off date; and (x) as of the cut-off date had a remaining principal balance of not less than $2000 and not more than $46,000. Retail installment sales contracts originated in Alabama, Hawaii and Maine will not be included in the trust. No selection procedures believed by the seller to be adverse to noteholders have been used in selecting the receivables.

      As of the cut-off date, the average principal balance of the receivables was approximately $18,505.96. Based on the addresses of the originating dealers, the receivables have been originated in 47 states. Except in the case of any breach of representations and warranties by the related dealer, the receivables generally do not provide for recourse against the originating dealer.

      The composition, distribution by annual percentage rate and geographic distribution of the receivables as of the cut-off date are as set forth in the following tables:

                         COMPOSITION OF THE RECEIVABLES

Aggregate Principal Balance.......................................................................              $1,292,234,072.29
Number of Receivables.............................................................................                         69,828
Average Principal Balance.........................................................................                     $18,505.96
        Range of Principal Balances...............................................................        $2,022.12 to $45,343.00
Average Original Amount Financed..................................................................                     $20,418.96
        Range of Original Amounts Financed........................................................        $3,500.00 to $49,121.37
Weighted Average APR..............................................................................                          3.94%
        Range of APRs.............................................................................                0.00% to 18.90%
Approximate Weighted Average Original Payments to Maturity........................................                 56.40 payments
        Range of Original Payments to Maturity....................................................              12 to 63 payments
Approximate Weighted Average Remaining Payments to Maturity.......................................                 51.08 payments
        Range of Remaining Payments to Maturity...................................................               3 to 59 payments
Percentage by Principal Balance of Receivables of New, Near-New and Used Vehicles.................                   89.91% (New)
                                                                                                                 9.43% (Near-New)
                                                                                                                     0.66% (Used)
Percentage by Principal Balance of Receivables Financed through Nissan and Infiniti Dealers.......                92.60% (Nissan)
                                                                                                                 7.40% (Infiniti)

                     DISTRIBUTION OF THE RECEIVABLES BY APR

                                                            PERCENTAGE OF                                       PERCENTAGE OF
                                      NUMBER OF              TOTAL NUMBER              CUT-OFF DATE        AGGREGATE CUT-OFF DATE
RANGE OF APRS (%)                    RECEIVABLES          OF RECEIVABLES (%)       PRINCIPAL BALANCE ($)    PRINCIPAL BALANCE (%)
-----------------                    -----------          ------------------       ---------------------    ---------------------
0.00 to 0.49.................                325                     0.47%               $ 5,181,754.16                 0.40%
0.50 to 0.99............                   9,398                    13.46                140,259,814.80                10.85
1.00 to 1.99.................                 77                     0.11                  1,465,678.27                 0.11
2.00 to 2.99.................             24,437                    35.00                481,796,523.56                37.28
3.00 to 3.99.................             14,323                    20.51                290,045,366.41                22.45
4.00 to 4.99.................              7,370                    10.55                140,338,432.06                10.86
5.00 to 5.99.................              3,737                     5.35                 69,111,592.80                 5.35
6.00 to 6.99.................              2,809                     4.02                 49,728,147.28                 3.85
7.00 to 7.99.................              2,196                     3.14                 35,524,695.92                 2.75
8.00 to 8.99.................              2,027                     2.90                 31,309,821.57                 2.42
9.00 to 9.99.................              1,546                     2.21                 23,830,785.67                 1.84
10.00 to 10.99...............                931                     1.33                 13,510,027.05                 1.05
11.00 to 11.99...............                365                     0.52                  5,861,002.71                 0.45
12.00 to 12.99...............                193                     0.28                  3,111,399.46                 0.24
13.00 to 13.99...............                 44                     0.06                    507,083.45                 0.04
14.00 to 14.99...............                 22                     0.03                    291,326.62                 0.02
15.00 to 15.99...............                 14                     0.02                    196,282.33                 0.02
16.00 to 16.99...............                  7                     0.01                     93,014.19                 0.01
17.00 to 17.99...............                  6                     0.01                     65,183.04                 0.01
18.00 to 19.00...............                  1                     0.00                      6,140.94                 0.00
                                          ------                   ------             -----------------               ------
   Totals(1).................             69,828                   100.00%            $1,292,234,072.29               100.00%
                                          ======                   ======             =================               ======

------------------------

(1) Dollar amounts and percentages may not add to the total or to 100.00%, respectively, due to rounding.

                DISTRIBUTION OF THE RECEIVABLES BY STATE (1)(2)

                                                       PERCENTAGE OF                                           PERCENTAGE OF
                                  NUMBER OF            TOTAL NUMBER                CUT-OFF DATE           AGGREGATE CUT-OFF DATE
STATE                            RECEIVABLES        OF RECEIVABLES (%)        PRINCIPAL BALANCE ($)        PRINCIPAL BALANCE (%)
-----                            -----------        ------------------        ---------------------        ---------------------
Alaska..................                  19                  0.03%                 $  417,928.35                     0.03%
Arizona.................               1,984                  2.84                  37,418,232.09                     2.90
Arkansas................                 792                  1.13                  14,246,712.73                     1.10
California..............               9,801                 14.04                 182,956,123.03                    14.16
Colorado................                 933                  1.34                  18,473,628.88                     1.43
Connecticut.............               1,287                  1.84                  22,971,454.56                     1.78
Delaware................                 315                  0.45                   5,818,544.03                     0.45
Florida.................               5,185                  7.43                  95,308,212.67                     7.38
Georgia.................               2,724                  3.90                  52,755,890.05                     4.08
Idaho...................                 129                  0.18                   2,301,503.39                     0.18
Illinois................               2,348                  3.36                  45,297,471.19                     3.51
Indiana.................                 640                  0.92                  12,191,676.71                     0.94
Iowa....................                 444                  0.64                   7,991,874.48                     0.62
Kansas..................                 275                  0.39                   5,000,596.38                     0.39
Kentucky................                 702                  1.01                  12,493,863.52                     0.97
Louisiana...............               1,652                  2.37                  29,676,001.88                     2.30
Maryland................               1,949                  2.79                  36,773,931.73                     2.85
Massachusetts...........               1,680                  2.41                  29,668,232.35                     2.30
Michigan................                 561                  0.80                  10,468,413.86                     0.81
Minnesota...............                 632                  0.91                  12,220,128.84                     0.95
Mississippi.............               1,529                  2.19                  27,059,876.85                     2.09
Missouri................               1,048                  1.50                  19,834,386.18                     1.53
Montana.................                  73                  0.10                   1,278,996.11                     0.10
Nebraska................                 160                  0.23                   2,920,078.12                     0.23
Nevada..................                 504                  0.72                  10,199,845.43                     0.79
New Hampshire...........                 460                  0.66                   8,008,289.06                     0.62
New Jersey..............               3,477                  4.98                  62,198,270.53                     4.81
New Mexico..............                 462                  0.66                   8,514,441.20                     0.66
New York................               4,462                  6.39                  78,701,580.13                     6.09
North Carolina..........               2,317                  3.32                  42,464,254.87                     3.29
North Dakota............                  38                  0.05                     708,929.56                     0.05
Ohio....................               1,127                  1.61                  20,541,922.42                     1.59
Oklahoma................                 944                  1.35                  16,713,127.57                     1.29
Oregon..................                 436                  0.62                   7,551,241.06                     0.58
Pennsylvania............               2,684                  3.84                  47,817,666.09                     3.70
Rhode Island............                 282                  0.40                   4,869,740.67                     0.38
South Carolina..........                 954                  1.37                  17,366,040.65                     1.34
South Dakota............                  51                  0.07                     926,729.19                     0.07
Tennessee...............               2,899                  4.15                  53,449,805.60                     4.14
Texas...................               7,843                 11.23                 150,752,500.10                    11.67
Utah....................                 348                  0.50                   6,685,839.24                     0.52
Vermont.................                 104                  0.15                   1,800,666.63                     0.14
Virginia................               2,142                  3.07                  40,770,464.82                     3.16
Washington..............                 764                  1.09                  14,453,093.18                     1.12
West Virginia...........                 278                  0.40                   5,066,532.76                     0.39
Wisconsin...............                 355                  0.51                   6,453,882.71                     0.50
Wyoming.................                  35                  0.05                     675,450.84                     0.05
                                      ------                ------              -----------------                   ------
       Total (3)........              69,828                100.00%             $1,292,234,072.29                   100.00%
                                      ======                ======              =================                   ======


------------------------

(1)   Based solely on the addresses of the originating Dealers.
(2) The states of Alabama, Hawaii and Maine have been omitted for administrative reasons.
(3) Dollar amounts and percentages may not add to the total or to 100.00%, respectively, due to rounding.

                   DELINQUENCIES, REPOSSESSIONS AND NET LOSSES

      Set forth below is certain information concerning Nissan Motor Acceptance Corporation's experience pertaining to delinquencies, repossessions and net losses on its total portfolio of new, near-new and used automobile and light-duty truck receivables (including receivables previously sold that Nissan Motor Acceptance Corporation continues to service).

      The data presented in the following tables are for illustrative purposes only. There can be no assurance that Nissan Motor Acceptance Corporation's delinquency, repossession and net loss experience with respect to automobile and light-duty truck receivables in the future, or the experience of the trust with respect to the receivables, will be similar to that set forth below.

                            DELINQUENCY EXPERIENCE(1)

                                            AT                                AT MARCH 31,
                                         APRIL 30,     ----------------------------------------------------------
                                           2003         2003         2002         2001          2000        1999
                                         -------       -------      -------      -------      -------     -------
Number of Contracts
   Outstanding......................     769,064       757,902      641,467      490,215      368,660     312,237
Delinquencies as a Percentage of
   Number of Contracts
   Outstanding(2)
     30-59 Days.....................        1.26%         1.41%        0.98%        1.01%        1.54%       2.27%
     60-89 Days.....................        0.25%         0.21%        0.20%        0.14%        0.16%       0.27%
     90 Days or More................        0.04%         0.03%        0.04%        0.02%        0.02%       0.04%

------------------------

(1) The information in the Delinquency Experience table includes retail installment sales contracts for new, near-new and used automobiles and light-duty trucks and includes receivables which Nissan Motor Acceptance Corporation has sold to third parties but continues to service. The information does not include receivables purchased by Nissan Motor Acceptance Corporation under certain special financing programs. The information in the tables relates only to receivables with original terms of less than 64 months. The trust does not include receivables with original maturities in excess of 63 months. In general, Nissan Motor Acceptance Corporation has experienced higher overall levels of losses with respect to receivables with original maturities of 64 to 72 months than with respect to receivables with shorter original maturities.

(2) An account is considered delinquent if 20% or more of the scheduled payment is past due.

                 NET CREDIT LOSS AND REPOSSESSION EXPERIENCE(1)
                             (DOLLARS IN THOUSANDS)



                                 AT OR FOR THE                         AT OR FOR THE TWELVE MONTHS ENDED MARCH 31,
                                 ONE MONTH ENDED    -------------------------------------------------------------------------------
                                 APRIL 30, 2003        2003              2002            2001             2000             1999
                                  -----------       ----------       ----------       ----------       ----------       ----------
Principal Amount
 Outstanding ...............      $10,378,509       $10,183,642       $8,574,089       $6,108,666       $4,273,532       $3,126,219
Average Principal Amount
 Outstanding ...............      $10,281,075       $ 9,353,879       $7,477,862       $5,195,894       $3,261,595       $3,463,840
Number of Contracts
 Outstanding ...............          769,064           757,902          641,467          490,215          368,660          312,237
Average Number of Contracts
 Outstanding ...............          763,483           699,813          570,343          428,935          316,976          329,320
Number of Repossessions(2) .            1,233            13,357            8,228            5,339            7,467            9,782
Number of Repossessions as a
 Percent of the Average
 Number Of Contracts
 Outstanding(3) ............             1.94%             1.91%            1.44%            1.24%            2.36%            2.97%

Net Charge-Offs(4) .........      $    10,487       $   133,268       $   64,482       $   38,399       $   55,482       $   92,005
Recoveries(5) ..............      $     3,607       $    32,233       $   22,928       $   26,229       $   39,125       $   41,947
Net Losses .................      $     6,880       $   101,035       $   41,554       $   12,170       $   16,357       $   50,059
Net Losses as a Percent of
 Principal Amount
 Outstanding (3) ...........             0.80%             0.99%            0.48%            0.20%            0.38%            1.60%
Net Losses as a Percent of
 Average Principal Amount
 Outstanding (3) ...........             0.80%             1.08%            0.56%            0.23%            0.50%            1.45%


---------------------

(1) The information in the Net Credit Loss and Repossession Experience table includes retail installment sales contracts for new, near-new and used automobiles and light-duty trucks and includes receivables which Nissan Motor Acceptance Corporation has sold to third parties but continues to service. The information does not include receivables purchased by Nissan Motor Acceptance Corporation under certain special financing programs. The information in the tables relates only to receivables with original terms of less than 64 months. The trust does not include receivables with original maturities in excess of 63 months. In general, Nissan Motor Acceptance Corporation has experienced higher overall levels of losses with respect to receivables with original maturities of 64 to 72 months than with respect to receivables with shorter original maturities. All amounts and percentages, except as indicated, are based on the principal balances of the receivables including unearned interest. Averages are computed by taking a simple average of month end outstandings for each period presented.

(2) The number of repossessions excludes accounts that have been subsequently reinstated.

(3) The percentages for the one month ended April 30, 2003 have been annualized in order to facilitate year to year comparisons. Actual percentages for the entire year may differ from the annualized percentages.

(4) Charge-offs represent the net principal balance of receivables determined to be uncollectible in the period less proceeds from disposition of related vehicles, other than recoveries described in Note (5). Charge-offs do not include expenses associated with collection, repossession or disposition of the vehicle.

(5) Recoveries generally include amounts received on receivables following the time at which the receivable is charged off. Recoveries are net of expenses associated with collection.

                       WEIGHTED AVERAGE LIFE OF THE NOTES

      Prepayments on automotive receivables can be measured relative to a prepayment standard or model. The model used in this term sheet, the Absolute Prepayment Model ("ABS"), represents an assumed rate of prepayment each month relative to the original number of receivables in a pool of receivables. ABS further assumes that all the receivables are the same size and amortize at the same rate and that each receivable in each month of its life will either be paid as scheduled or be prepaid in full. For example, in a pool of receivables originally containing 10,000 receivables, a 1% ABS rate means that 100 receivables prepay each month. ABS does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of receivables, including the receivables.

      As the rate of payment of principal of each class of notes will depend on the rate of payment (including prepayments) of the principal balance of the receivables, final payment of any class of notes could occur later or significantly earlier than the respective final scheduled distribution dates. Reinvestment risk associated with early payment of the notes will be borne exclusively by the holders of such notes.

      The table captioned "Percent of Initial Note Principal Amount at Various ABS Percentages" (the "ABS Table") has been prepared on the basis of the characteristics of the receivables described above. The ABS Table assumes that
(i) the receivables prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases, (ii) each scheduled monthly payment on each receivable is scheduled to be made and is made on the last day of each month and each month has 30 days, (iii) payments are made on the notes on each distribution date (and each such date is assumed to be the fifteenth day of each applicable month), (iv) the balance in the reserve account on each distribution date is the required amount described in the summary under "Reserve Account" and (v) the servicer does not exercise its option to purchase the receivables. The hypothetical pools each have an assumed cut-off date of May 31, 2003. The ABS Table indicates the projected weighted average life of each class of notes and sets forth the percent of the initial principal amount of each class of notes that is projected to be outstanding after each of the distribution dates shown at various constant ABS percentages.

      The ABS Table also assumes that the receivables have been aggregated into hypothetical pools with all of the receivables within each such pool having the following characteristics and that the level scheduled monthly payment for each of the pools (which is based on its aggregate principal balance, APR, original term to maturity and remaining term to maturity as of the assumed cut-off date) will be such that each pool will be fully amortized by the end of its remaining term to maturity.

                                                                                                                     ORIGINAL TERM
                                 AGGREGATE PRINCIPAL                               REMAINING TERM TO MATURITY         TO MATURITY
            POOL                       BALANCE                       APR                 (IN PAYMENTS)               (IN PAYMENTS)
            ----                       --------                      ---                 -------------                ------------
1.......................            $24,663,976.12                  1.180%                     18                          24
2.......................           $134,062,585.38                  1.282%                     31                          36
3.......................            $48,666,518.44                  5.222%                     43                          48
4.......................           $741,636,985.30                  4.405%                     54                          60
5.......................           $343,204,007.05                  3.986%                     56                          60


      The actual characteristics and performance of the receivables will differ from the assumptions used in constructing the ABS Table. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the receivables will prepay at a constant level of ABS until maturity or that all of the receivables will prepay at the same level of ABS. Moreover, the diverse terms of receivables within each of the hypothetical pools could produce slower or faster principal distributions than indicated in the ABS Table at the various constant percentages of ABS specified, even if the original and remaining terms to maturity of the receivables are as assumed. Any difference between such assumptions and the actual characteristics and performance of the receivables, or actual prepayment experience, will affect the percentages of initial amounts outstanding over time and the weighted average lives of each class of notes.

       PERCENT OF INITIAL NOTE PRINCIPAL AMOUNT AT VARIOUS ABS PERCENTAGES

                                                CLASS A-1 NOTES                                     CLASS A-2 NOTES
                              ------------------------------------------------   --------------------------------------------------
 DISTRIBUTION DATE             0.50%     1.00%      1.30%     1.50%      1.70%    0.50%       1.00%      1.30%      1.50%     1.70%
 -----------------             -----     -----      -----     -----      -----    -----       -----      -----      -----     -----
Closing Date                  100.00    100.00     100.00    100.00     100.00   100.00      100.00     100.00     100.00    100.00
15-Jul-03                      90.63     88.57      87.27     86.38      85.47   100.00      100.00     100.00     100.00    100.00
15-Aug-03                      81.32     77.27      74.73     72.99      71.20   100.00      100.00     100.00     100.00    100.00
15-Sep-03                      72.07     66.11      62.37     59.81      57.19   100.00      100.00     100.00     100.00    100.00
15-Oct-03                      62.86     55.09      50.21     46.86      43.43   100.00      100.00     100.00     100.00    100.00
15-Nov-03                      53.72     44.20      38.22     34.13      29.93   100.00      100.00     100.00     100.00    100.00
15-Dec-03                      44.62     33.45      26.43     21.62      16.69   100.00      100.00     100.00     100.00    100.00
15-Jan-04                      35.58     22.83      14.83      9.34       3.72   100.00      100.00     100.00     100.00    100.00
15-Feb-04                      26.60     12.36       3.42      0.00       0.00   100.00      100.00     100.00      96.21     87.46
15-Mar-04                      17.68      2.02       0.00      0.00       0.00   100.00      100.00      89.12      79.72     70.11
15-Apr-04                       8.81      0.00       0.00      0.00       0.00   100.00       88.60      73.75      63.56     53.12
15-May-04                       0.00      0.00       0.00      0.00       0.00    99.99       74.59      58.64      47.71     36.51
15-Jun-04                       0.00      0.00       0.00      0.00       0.00    87.78       60.77      43.81      32.18     20.27
15-Jul-04                       0.00      0.00       0.00      0.00       0.00    75.66       47.14      29.25      16.97      4.41
15-Aug-04                       0.00      0.00       0.00      0.00       0.00    63.61       33.72      14.96       2.09      0.00
15-Sep-04                       0.00      0.00       0.00      0.00       0.00    51.64       20.50       0.95       0.00      0.00
15-Oct-04                       0.00      0.00       0.00      0.00       0.00    39.76        7.47       0.00       0.00      0.00
15-Nov-04                       0.00      0.00       0.00      0.00       0.00    27.95        0.00       0.00       0.00      0.00
15-Dec-04                       0.00      0.00       0.00      0.00       0.00    16.23        0.00       0.00       0.00      0.00
15-Jan-05                       0.00      0.00       0.00      0.00       0.00     5.11        0.00       0.00       0.00      0.00
15-Feb-05                       0.00      0.00       0.00      0.00       0.00     0.00        0.00       0.00       0.00      0.00

Weighted Average Life to
Call (years)(1) (2)             0.49      0.41       0.38      0.35       0.33     1.30        1.11       1.00       0.94      0.89

Weighted Average Life to
Maturity (years)(1)             0.49      0.41       0.38      0.35       0.33     1.30        1.11       1.00       0.94      0.89

Optional Clean-Up
Call Date(2)                       -         -          -         -          -        -           -          -          -         -

---------------------

(1) The weighted average life of a note is determined by (x) multiplying the amount of each principal payment on a note by the number of years from the date of issuance of the note to the related distribution date, (y) adding the results and (z) dividing the sum by the original principal amount of the note.

(2) This calculation assumes that the servicer exercises its option to purchase the receivables at the first opportunity.

       PERCENT OF INITIAL NOTE PRINCIPAL AMOUNT AT VARIOUS ABS PERCENTAGES

                                                CLASS A-3 NOTES                                  CLASS A-4 NOTES
                                ---------------------------------------------   ------------------------------------------------
   DISTRIBUTION DATE            0.50%     1.00%     1.30%     1.50%    1.70%    0.50%      1.00%     1.30%     1.50%      1.70%
   -----------------            -----     -----     -----     -----    -----    -----      -----     -----     -----      -----
   Closing Date                 100.00    100.00    100.00    100.00   100.00   100.00     100.00    100.00    100.00     100.00
   15-Jul-03                    100.00    100.00    100.00    100.00   100.00   100.00     100.00    100.00    100.00     100.00
   15-Aug-03                    100.00    100.00    100.00    100.00   100.00   100.00     100.00    100.00    100.00     100.00
   15-Sep-03                    100.00    100.00    100.00    100.00   100.00   100.00     100.00    100.00    100.00     100.00
   15-Oct-03                    100.00    100.00    100.00    100.00   100.00   100.00     100.00    100.00    100.00     100.00
   15-Nov-03                    100.00    100.00    100.00    100.00   100.00   100.00     100.00    100.00    100.00     100.00
   15-Dec-03                    100.00    100.00    100.00    100.00   100.00   100.00     100.00    100.00    100.00     100.00
   15-Jan-04                    100.00    100.00    100.00    100.00   100.00   100.00     100.00    100.00    100.00     100.00
   15-Feb-04                    100.00    100.00    100.00    100.00   100.00   100.00     100.00    100.00    100.00     100.00
   15-Mar-04                    100.00    100.00    100.00    100.00   100.00   100.00     100.00    100.00    100.00     100.00
   15-Apr-04                    100.00    100.00    100.00    100.00   100.00   100.00     100.00    100.00    100.00     100.00
   15-May-04                    100.00    100.00    100.00    100.00   100.00   100.00     100.00    100.00    100.00     100.00
   15-Jun-04                    100.00    100.00    100.00    100.00   100.00   100.00     100.00    100.00    100.00     100.00
   15-Jul-04                    100.00    100.00    100.00    100.00   100.00   100.00     100.00    100.00    100.00     100.00
   15-Aug-04                    100.00    100.00    100.00    100.00    94.53   100.00     100.00    100.00    100.00     100.00
   15-Sep-04                    100.00    100.00    100.00     93.85    87.08   100.00     100.00    100.00    100.00     100.00
   15-Oct-04                    100.00    100.00     93.69     86.83    79.81   100.00     100.00    100.00    100.00     100.00
   15-Nov-04                    100.00     97.36     87.05     79.98    72.73   100.00     100.00    100.00    100.00     100.00
   15-Dec-04                    100.00     91.13     80.55     73.28    65.85   100.00     100.00    100.00    100.00     100.00
   15-Jan-05                    100.00     85.24     74.39     66.95    59.33   100.00     100.00    100.00    100.00     100.00
   15-Feb-05                     97.07     79.43     68.36     60.77    52.99   100.00     100.00    100.00    100.00     100.00
   15-Mar-05                     91.66     73.73     62.47     54.75    46.84   100.00     100.00    100.00    100.00     100.00
   15-Apr-05                     86.29     68.11     56.71     48.88    40.87   100.00     100.00    100.00    100.00     100.00
   15-May-05                     80.96     62.60     51.08     43.17    35.08   100.00     100.00    100.00    100.00     100.00
   15-Jun-05                     75.66     57.18     45.58     37.62    29.47   100.00     100.00    100.00    100.00     100.00
   15-Jul-05                     70.41     51.86     40.22     32.23    24.05   100.00     100.00    100.00    100.00     100.00
   15-Aug-05                     65.19     46.64     34.99     27.00    18.82   100.00     100.00    100.00    100.00     100.00
   15-Sep-05                     60.02     41.51     29.90     21.93    13.77   100.00     100.00    100.00    100.00     100.00
   15-Oct-05                     54.88     36.48     24.94     17.02     8.91   100.00     100.00    100.00    100.00     100.00
   15-Nov-05                     49.78     31.56     20.12     12.27     4.24   100.00     100.00    100.00    100.00     100.00
   15-Dec-05                     44.72     26.73     15.44      7.69     0.00   100.00     100.00    100.00    100.00      99.49
   15-Jan-06                     39.71     22.00     10.89      3.26     0.00   100.00     100.00    100.00    100.00      90.69
   15-Feb-06                     35.49     17.98      6.99      0.00     0.00   100.00     100.00    100.00     98.86      83.03
   15-Mar-06                     31.30     14.04      3.20      0.00     0.00   100.00     100.00    100.00     91.31      75.70
   15-Apr-06                     27.15     10.18      0.00      0.00     0.00   100.00     100.00     99.03     84.04      68.69
   15-May-06                     23.03      6.40      0.00      0.00     0.00   100.00     100.00     91.73     77.05      62.01
   15-Jun-06                     18.94      2.71      0.00      0.00     0.00   100.00     100.00     84.67     70.34      55.67
   15-Jul-06                     14.88      0.00      0.00      0.00     0.00   100.00      98.17     77.86     63.92      49.65
   15-Aug-06                     10.86      0.00      0.00      0.00     0.00   100.00      90.94     71.28     57.79      43.98
   15-Sep-06                      6.87      0.00      0.00      0.00     0.00   100.00      83.90     64.95     51.94      38.63
   15-Oct-06                      2.92      0.00      0.00      0.00     0.00   100.00      77.03     58.86     46.39      33.63
   15-Nov-06                      0.00      0.00      0.00      0.00     0.00    97.94      70.33     53.01     41.13      28.96
   15-Dec-06                      0.00      0.00      0.00      0.00     0.00    89.96      63.82     47.41     36.16       0.00
   15-Jan-07                      0.00      0.00      0.00      0.00     0.00    82.05      57.48     42.07     31.49       0.00
   15-Feb-07                      0.00      0.00      0.00      0.00     0.00    74.63      51.61     37.17      0.00       0.00
   15-Mar-07                      0.00      0.00      0.00      0.00     0.00    67.27      45.91     32.51      0.00       0.00
   15-Apr-07                      0.00      0.00      0.00      0.00     0.00    59.97      40.38     28.09      0.00       0.00
   15-May-07                      0.00      0.00      0.00      0.00     0.00    52.75      35.03      0.00      0.00       0.00
   15-Jun-07                      0.00      0.00      0.00      0.00     0.00    45.59      29.85      0.00      0.00       0.00
   15-Jul-07                      0.00      0.00      0.00      0.00     0.00    38.50       0.00      0.00      0.00       0.00
   15-Aug-07                      0.00      0.00      0.00      0.00     0.00    31.48       0.00      0.00      0.00       0.00
   15-Sep-07                      0.00      0.00      0.00      0.00     0.00     0.00       0.00      0.00      0.00       0.00

Weighted Average Life to Call
(years)(1) (2)                    2.48      2.18      2.00      1.88     1.77     3.94       3.70      3.48      3.29       3.10
Weighted Average Life to
Maturity (years)(1)               2.48      2.18      2.00      1.88     1.77     3.99       3.77      3.56      3.40       3.20
Optional Clean-Up Call Date(2)       -         -         -         -        -   Sep-07     Jul-07    May-07    Feb-07     Dec-06

------------------------
(1) The weighted average life of a note is determined by (x) multiplying the amount of each principal payment on a note by the number of years from the date of issuance of the note to the related distribution date, (y) adding the results and (z) dividing the sum by the original principal amount of the note.

(2) This calculation assumes that the servicer exercises its option to purchase the receivables at the first opportunity.